UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934
June 29, 2018
Date of report (Date of earliest event reported)
Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry into a Material Agreement
Real Estate Strategies L.P. ("RES") distributed to its limited partner and affiliate Real Estate Investment Group VII, L.P. ("REIG VII") securities of Condor Hospitality Trust, Inc. ("Condor") representing all of REIG VII's interest in RES. RES and REIG VII are affiliates of Inversiones y Representaciones Sociedad Anónima ("IRSA"). Concurrently with the distribution, Condor, RES, REIG VII and IRSA entered into a Joinder Agreement dated June 29, 2018 (the "Joinder Agreement")  for the purpose of RES and REIG VII jointly holding RES' rights, interests, obligations and liabilities under the following agreements among Condor, RES and IRSA (the "Contracts"):
•	Directors Designation Agreement dated as of February 1, 2012 by and among RES and the Condor ("Directors Designation Agreement");
•	Investor Rights and Conversion Agreement dated as of February 1, 2012 by and among RES, IRSA, and the Condor ("Investor Rights Agreement");
•	Registration Rights Agreement dated February 1, 2012 by and among RES, IRSA, and the Condor ("Registration Rights Agreement");
•	Agreement dated March 16, 2016 by and among RES, IRSA, and the Condor ("2016 Agreement");
•	Agreement dated February 28, 2017 by and among RES, IRSA, and the Condor ("2017 Agreement"); and
•	Convertible Promissory Note dated March 16, 2016 by the Condor to RES ("Promissory Note"), as amended.
Pursuant to the Joinder Agreement:
•	RES consented to REIG VII becoming a party to the Contracts jointly with RES as though RES and REIG VII were a joint and original party thereto;
•
REIG VII agreed to becoming a party to the Contracts jointly with RES as though RES and REIG VII were a joint and original party thereto and REIG VII (a) assumed jointly with RES all of the pre-existing and future obligations and liabilities of RES under the Contracts and jointly with RES accepted all current rights and privileges of RES under the Contracts, and (b) agreed to perform the Contracts and be bound by their respective terms in every way, as if it were the original party to the Contracts jointly with RES; and

•	Condor and IRSA consented to the foregoing.
The parties agreed that the effects of the Joinder Agreement included the following:
•
the percentages for determining the number of director designees set forth in Section 2.02 of the Directors Designation Agreement and Section 2(d) of the 2017 Agreement shall be determined by the collective voting power of RES and REIG VII in the election of directors of Condor, and such director designations shall be made jointly, and not separately, by RES and REIG VII;

•	the minimum shareholdings for exercise of preemptive rights pursuant to Section 3 of the Investor Rights Agreement shall be determined by the collective shareholdings of the RES and REIG VII;
•	REIG VII holds approximately 66.8% of the interest in the Promissory Note; and
•
all requests or directions for Condor performance under the terms of the Contracts will be made jointly, and not separately, by RES and REIG VII except for registration requests under the Registration Rights Agreement, which may be made separately.

The Joinder Agreement is filed hereto as an exhibit and incorporated by this reference.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.
10.1 Joinder Agreement
Exhibit	Description

10.1
Joinder Agreement dated June 29, 2018 by and among Condor Hospitality Trust, Inc., Real Estate Strategies L.P., IRSA Inversiones y Representaciones Sociedad Anonima, and Real Estate Investment Group VII L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Condor Hospitality Trust, Inc.

Date: July 5, 2018	By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Accounting Officer

.